UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2009

CHURCHILL DOWNS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Kentucky	001-33998	61-0156015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Central Avenue, Louisville, Kentucky 40208

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 636-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 11, 2009, Churchill Downs Incorporated, a Kentucky corporation (“Churchill”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Youbet.com, Inc., a Delaware corporation (“Youbet”), Tomahawk Merger Corp., a Delaware corporation and wholly owned subsidiary of Churchill (“Merger Corp”), and Tomahawk Merger LLC, a Delaware limited liability company and wholly owned subsidiary of Churchill (“Merger LLC”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Merger Sub will merge with and into Youbet, with Youbet surviving as a wholly owned subsidiary of Churchill (the “Merger”) and (ii) following completion of the Merger, the surviving corporation from the Merger will merge with and into Merger LLC (the “Subsequent Merger”), with Merger LLC surviving the Subsequent Merger.

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved and adopted by the boards of directors of both Churchill and Youbet, at the effective time of the Merger (the “Effective Time”), each share of Youbet common stock (“Youbet Common Stock”), par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (other than treasury shares of Youbet, shares of Youbet Common Stock held by a wholly owned subsidiary of Youbet or shares of Youbet Common Stock held by Churchill or any of Churchill’s subsidiaries) will be converted into the right to receive (i) 0.0598 of a share (the “Exchange Ratio”) of Churchill common stock (“Churchill Common Stock”), no par value and (ii) $0.97 in cash (together, the “Merger Consideration”), subject to adjustment to ensure that the Merger does not require Churchill to issue more than 19.6% of the outstanding Churchill Common Stock outstanding as of immediately prior to the Effective Time. No fractional shares of Churchill Common Stock will be issued in the Merger, and Youbet’s stockholders will receive cash in lieu of fractional shares, if any, of Churchill Common Stock.

Each outstanding vested and unvested Youbet stock option will be canceled at the Effective Time and the holders of such options that are in the money will receive a mix of cash and Churchill stock, in the same proportion that each such optionholder would have received if such optionholder was a Youbet stockholder, based upon the amount by which $0.97 plus the product of (i) 0.0598 and (ii) the closing price of Churchill’s common stock on The NASDAQ Stock Market on the day immediately prior to the date of the Effective Time exceeds the exercise price of each such Youbet stock option.

Youbet has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger. Churchill has made certain representations, warranties and covenants in the Merger Agreement.

Youbet is also subject to a “no-shop” restriction on its ability to solicit alternative acquisition proposals, provide certain information and engage in discussions with third parties, subject to certain exceptions. The Merger is also subject to customary closing conditions, including (i) approval and adoption by Youbet’s stockholders of the Merger Agreement, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, (iii) receipt of tax opinions from counsel to Churchill and Youbet, (iv) effectiveness of Churchill’s Registration Statement on Form S-4 covering shares of Churchill Common Stock to be issued pursuant to the Merger, (v) absence of litigation or injunctions prohibiting the transactions contemplated by the Merger Agreement and (vi) subject to certain materiality exceptions, the accuracy of the representations and warranties made by Churchill and Youbet, respectively, and compliance by Churchill and Youbet with their respective obligations under the Merger Agreement. The Merger Agreement also provides for certain termination rights for both Churchill and Youbet, including Youbet’s right to terminate the Merger Agreement under certain circumstances to enter into a “Superior Proposal.” Upon termination of the Merger Agreement under specified circumstances, Youbet may be required to pay Churchill a termination fee of $4,326,000 and reimburse Churchill’s transaction expenses up to $500,000 and Churchill may be required to pay Youbet a termination fee of $5,000,000.

The Merger and the Subsequent Merger, considered together as a single integrated transaction for United States federal income tax purposes along with the other transactions effected pursuant to the Merger Agreement, are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Merger Agreement also provides that Churchill will appoint, as of the Effective Time, one designee of Youbet to the Board of Directors of Churchill.

The foregoing summary of the Merger Agreement is qualified in its entirety by the terms and conditions of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of Churchill, Merger Corp, Merger LLC and Youbet. The Merger Agreement is not intended to provide any other factual information about Churchill, Merger Corp, Merger LLC or Youbet. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Churchill, Merger Corp, Merger LLC and Youbet. Investors should read the Merger Agreement together with the other information concerning Churchill and Youbet that each company publicly files in reports and statements with the Securities and Exchange Commission.

Voting Agreements

In connection with the Merger Agreement, on November 11, 2009, Churchill also entered into Voting Agreements with (i) Lloyd I. Miller III, a significant stockholder of Youbet (“Miller”), (ii) New World Opportunity Partners I, L.P., a significant stockholder of Youbet (“New World”) and (iii) each of the directors of Youbet in their capacity as stockholders of Youbet (together, the “Voting Agreements”). Shares of Youbet Common Stock owned by the Youbet stockholders subject to the Voting Agreements constituted approximately 24% of the total issued and outstanding shares of Youbet Common Stock as of November 11, 2009.

Pursuant to the terms of the applicable Voting Agreements, New World and each of the directors of Youbet have agreed to vote all of the shares of Youbet Common Stock owned or held by them in favor of the Merger Agreement and the transactions contemplated thereby. Pursuant to his Voting Agreement, Miller has agreed to vote the shares of Youbet Common Stock over which he has sole voting and dispositive power in favor of the Merger Agreement and the transactions contemplated thereby and, with respect to the shares of Youbet Common Stock that he has shared voting and dispositive power, to take commercially reasonable efforts, consistent with his duties and responsibilities as an investment advisor and otherwise consistent with applicable law, to recommend to the trustee for such shares that the trustee vote the shares of Youbet Common Stock for which Miller acts as an investment adviser in favor of the Merger Agreement and the transactions contemplated thereby.

Each Voting Agreement will remain in place until the earlier of (i) completion of the Merger, (ii) termination of the Merger Agreement, (iii) written notice from Churchill to the stockholder terminating the Voting Agreement or (iv) an amendment to the Merger Agreement that results in a reduction to the consideration to be received by the stockholder or otherwise materially adversely affects such stockholder.

Each stockholder party to a Voting Agreement is subject to a customary “lock-up” provision with respect to their shares of Youbet Common Stock during the term of the Voting Agreement, as well as an additional three-month “lock-up” period following completion of the Merger with respect to the shares of Churchill Common Stock issued to such stockholder in connection with the Merger. Each non-director Youbet stockholder party to a Voting Agreement is also subject to a customary non-solicitation covenant during the term of the Voting Agreement.

The foregoing summary of the Voting Agreements is qualified in its entirety by the terms and conditions of the Voting Agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. These statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or implied by, these statements. You can identify these statements by the fact that they do not relate to matters of a strictly factual or historical nature and generally discuss or relate to forecasts, estimates or other expectations regarding future events. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “may,” “can,” “could,” “might,” “will” and similar expressions identify forward-looking statements, including statements related to expected operating and performing results, planned transactions, planned objectives of management, future developments or conditions in the industries in which we participate and other trends, developments and uncertainties that may affect our business in the future. Such risks, uncertainties and other factors include, among other things: the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the ability to obtain governmental approvals of the merger on the proposed terms and schedule contemplated by the parties; the failure of Youbet’s stockholders to approve the proposed merger; the risk that CDI and Youbet businesses will not be integrated successfully; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the risk that a significant licensing agreement is terminated or not renewed; rising prices for content; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; the effect of global economic conditions, including any disruptions in the credit markets; the effect of UIGEA regulations and/or the resulting policies adopted by credit card companies and other financial institutions; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in those markets in which we operate or are in close proximity; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; our continued ability to effectively compete for the country’s top horses and trainers necessary to field high-quality horse racing; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s’ groups to interstate simulcasting; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the loss of our totalisator companies or their inability to provide us assurance of the reliability of their internal control processes through Statement on Auditing Standards No. 70 audits or to keep their technology current; our accountability for environmental contamination; the loss of key personnel; the impact of natural disasters on our operations and our ability to adjust the casualty losses through our property and business interruption insurance coverage; any business disruption associated with a natural disaster and/or its aftermath; the impact of wagering or other federal or state laws, including changes in any such laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen’s groups and their memberships; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; the volatility of our stock price; the impact of live racing day competition with other Florida and Louisiana racetracks within those respective markets; a substantial change in allocation of live racing days; changes in Illinois law that impact revenues of racing operations in Illinois; the presence of wagering facilities of Indiana racetracks near our operations; our ability to execute on our permanent slot facility in Florida; the need for various alternative gaming approvals in Louisiana; our ability to integrate businesses we acquire, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; and the outcome of any claims arising in connection with a pending lawsuit in federal court in the Western District of Kentucky styled Churchill Downs Incorporated, et al v. Thoroughbred Horsemen’s Group, LLC, Case #08-CV-225-S. See CDI’s and Youbet’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2008 and other public filings with the Securities and Exchange Commission (the “SEC”) for a further discussion of these and other risks and uncertainties applicable to our businesses. Neither CDI nor Youbet undertakes any duty to update any forward-looking statement whether as a result of new information, future events or changes in our respective expectations.

Important Merger Information and Additional Information

This communication is being made in respect of the proposed merger transaction involving CDI and Youbet. In connection with the proposed transaction, CDI will file with the SEC a registration statement on Form S-4 and Youbet will mail a proxy statement/prospectus to its stockholders, and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to Youbet stockholders. You may obtain copies of all documents filed with the SEC concerning this proposed transaction, free of charge, at the SEC’s website (www.sec.gov), by accessing CDI website at www.churchilldownsincorporated.com under the heading “Investor Relations” and then under the link “SEC Filings” or from CDI by directing a request to 700 Central Avenue, Louisville, KY 40208. Alternatively, you may obtain copies by accessing Youbet’s website at www.Youbet.com under the heading “Investors Relations” and then under the link “SEC Filings” or from Youbet by directing a request to 5901 De Soto Avenue, Woodland Hills, CA 91367.

CDI and Youbet and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding CDI directors and officers is available in CDI’s proxy statement for its 2009 annual meeting of shareholders and CDI’s 2008 Annual Report on Form 10-K, which were filed with the SEC on April 28, 2009 and March 4, 2009, respectively. Information regarding Youbet directors and executive officers is available in Youbet’s proxy statement for its 2009 annual meeting of stockholders and Youbet’s 2008 Annual Report on Form 10-K, which were filed with the SEC on April 30, 2009 and March 6, 2009, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holding and otherwise, will be contained in the proxy statements/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of November 11, 2009, among Churchill Downs Incorporated, Youbet.com, Inc., Tomahawk Merger Corp. and Tomahawk Merger LLC

10.1	Voting Agreement, dated as of November 11, 2009, between Churchill Downs Incorporated and Lloyd I. Miller III

10.2	Voting Agreement, dated as of November 11, 2009, between Churchill Downs Incorporated and New World Opportunity Partners I., L.P.

10.3	Form of Voting Agreement, dated as of November 11, 2009, between Churchill Downs Incorporated and each director of Youbet.com, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.

CHURCHILL DOWNS INCORPORATED

November 13, 2009	By:	/s/ William E. Mudd
	Name:	William E. Mudd
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of November 11, 2009, among Churchill Downs Incorporated, Youbet.com, Inc., Tomahawk Merger Corp. and Tomahawk Merger LLC

10.1	Voting Agreement, dated as of November 11, 2009, between Churchill Downs Incorporated and Lloyd I. Miller III

10.2	Voting Agreement, dated as of November 11, 2009, between Churchill Downs Incorporated and New World Opportunity Partners I., L.P.

10.3	Form of Voting Agreement, dated as of November 11, 2009, between Churchill Downs Incorporated and each director of Youbet.com, Inc.